                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG SUNAMERICA LIFE ASSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

--------------------------------------------------------------------------------
REGISTRANT NAME                            FILE NO.
--------------------------------------------------------------------------------
Variable Separate Account                  002-86837 / 811-03859
                                           033-47473 / 811-03859
                                           333-25473 / 811-03859
                                           333-55740 / 811-03859
                                           333-58234 / 811-03859
                                           333-102906 / 811-03859
                                           333-58314 / 811-03859
                                           333-66114 / 811-03859
                                           333-91860 / 811-03859
                                           333-65118 / 811-03859
--------------------------------------------------------------------------------
Variable Annuity Account One               033-32569 / 811-04296
--------------------------------------------------------------------------------
Variable Annuity Account Two               033-81472 / 811-08626
--------------------------------------------------------------------------------
Variable Annuity Account Four              033-86642 / 811-08874
--------------------------------------------------------------------------------
Variable Annuity Account Five              333-08859 / 811-07727
                                           333-67685 / 811-07727
                                           333-66106 / 811-07727
                                           333-92396 / 811-07727
--------------------------------------------------------------------------------
Variable Annuity Account Seven             333-63511 / 811-09003
                                           333-65965 / 811-09003
--------------------------------------------------------------------------------
Variable Annuity Account Nine              333-90328 / 811-21096
                                           333-90324 / 811-21096
                                           333-88414 / 811-21096
                                           333-89468 / 811-21096
--------------------------------------------------------------------------------

/S/ MERTON BERNARD AIDINOFF                      Director                   October 27, 2005
-----------------------------------
MERTON BERNARD AIDINOFF

/S/ STEVEN JAY BENSINGER                         Director                   October 27, 2005
-----------------------------------
STEVEN JAY BENSINGER

/S/ JOHN QUINLAN DOYLE                    Director and President            October 27, 2005
-----------------------------------
JOHN QUINLAN DOYLE

/S/ JEFFREY L. HAYMAN                            Director                   October 27, 2005
-----------------------------------
JEFFREY L. HAYMAN

/S/ DAVID LAWRENCE HERZOG                        Director                   October 27, 2005
-----------------------------------
DAVID LAWRENCE HERZOG

/S/ ROBERT EDWARD LEWIS                          Director                   October 27, 2005
-----------------------------------
ROBERT EDWARD LEWIS

/S/ KRISTIAN PHILIP MOOR                   Director and Chairman            October 27, 2005
-----------------------------------
KRISTIAN PHILIP MOOR

/S/ WIN JAY NEUGER                               Director                   October 27, 2005
-----------------------------------
WIN JAY NEUGER

/S/ ERNEST THEODORE PATRIKIS                     Director                   October 27, 2005
-----------------------------------
ERNEST THEODORE PATRIKIS

/S/ ROBERT MICHAEL SANDLER                       Director                   October 27, 2005
-----------------------------------
ROBERT MICHAEL SANDLER

/S/ ROBERT S. SCHIMEK                      Director, Senior Vice            October 27, 2005
-----------------------------------       President and Treasurer
ROBERT S. SCHIMEK

/S/ NICHOLAS SHAW TYLER                          Director                   October 27, 2005
-----------------------------------
NICHOLAS SHAW TYLER

/S/ NICHOLAS CHARLES WALSH                       Director                   October 27, 2005
-----------------------------------
NICHOLAS CHARLES WALSH